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                     VAN KAMPEN GOVERNMENT SECURITIES FUND
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       OCTOBER 1, 2009 -- MARCH 31, 2010

                                                                 Amount of     % of
                                      Offering       Total        Shares     Offering  % of Funds
   Security      Purchase/   Size of  Price of     Amount of     Purchased  Purchased    Total
   Purchased    Trade Date  Offering   Shares      Offering       By Fund    By Fund     Assets       Brokers       Purchased From
--------------  ----------  --------  --------  --------------  ----------  ---------  ----------  --------------  -----------------
 Los Angeles     10/02/09       -      $100.96  $1,655,965,000  $5,476,000    0.331%     0.590%    Citigroup,      Goldman Sachs
Unified School                                                                                     Goldman,
District 5.75%                                                                                     Sachs & Co.,
 due 7/1/2034                                                                                      Cabrera
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Piper Jaffray
                                                                                                   & Co., J.P.
                                                                                                   Morgan, Rice
                                                                                                   Financial
                                                                                                   Products
                                                                                                   Company,
                                                                                                   Merrill Lynch
                                                                                                   & Co.,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC, Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Wedbush
                                                                                                   Morgan
                                                                                                   Securities,
                                                                                                   Inc.

   State of      10/15/09       -      $100.00   $503,365,000   $1,075,000    0.214%     0.110%    Goldman,        Goldman Sachs
  Washington                                                                                       Sachs & Co.,
  5.481% due                                                                                       J.P. Morgan,
  10/01/2039                                                                                       Merrill Lynch
                                                                                                   & Co.,
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Citigroup,

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
                                                                                                   Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated

    Achmea       10/26/09       -       $99.95  $2,750,000,000  $8,800,000    0.320%     0.910%    Citigroup       Greenwich
 Hypotheekbank                                                                                     Global          Capital
 NV 3.200% due                                                                                     Markets Inc.,
  11/03/2014                                                                                       Deutsche Bank
                                                                                                   Securities
                                                                                                   Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Rabo
                                                                                                   Securities
                                                                                                   USA, Inc.,
                                                                                                   RBS
                                                                                                   Securities
                                                                                                   Inc.

Private Export   11/17/09       -       $99.32   $300,000,000   $4,800,000    1.600%      0.49%    BoFa, Merrill   Banc of
 Funding Corp.                                                                                     Lynch & Co.,    America
  4.300% due                                                                                       BNY Mellon
  12/15/2021                                                                                       Capital
                                                                                                   Markets, LLC,
                                                                                                   FTN
                                                                                                   Financial,
                                                                                                   J.P. Morgan,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities,
                                                                                                   Natixis
                                                                                                   Bleichroeder
                                                                                                   Inc., RBS,
                                                                                                   R.W.
                                                                                                   Pressprich &
                                                                                                   Company,
                                                                                                   Inc., Wells
                                                                                                   Fargo
                                                                                                   Securities

 Ford Credit     11/18/09       -       $99.98   $391,000,000   $6,475,000    1.076%      0.67%    Barclays        JP Morgan
  Auto Owner                                                                                       Capital Inc.,
 Trust 2009 A3                                                                                     J.P. Morgan
   1.510 due                                                                                       Securities

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
   1/15/2014                                                                                       Inc., Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Credit Suisse
                                                                                                   Securities
                                                                                                   (USA) LLC,
                                                                                                   HSBC
                                                                                                   Securities
                                                                                                   (USA) LLC

 Massachusetts   12/01/09       -      $100.00   $956,450,000    $995,000     0.104%      0.10%    Goldman,        Goldman Sachs
 State 5.456%                                                                                      Sachs & Co.,
due 12/01/2039                                                                                     Jefferies &
                                                                                                   Company,
                                                                                                   Ramirez &
                                                                                                   Co., Inc.,
                                                                                                   Merrill Lynch
                                                                                                   & Co.,
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc.

 Nissan Master   01/27/10       -      $100.00   $900,000,000   $2,350,000    0.261%      0.25%    RBS             Greenwich
  Owner Trust                                                                                      Securities      Capital
 0.23063% due                                                                                      Inc., Banc of
   1/15/2015                                                                                       America
                                                                                                   Securities
                                                                                                   LLC, Barclays
                                                                                                   Capital Inc.,
                                                                                                   BNP Paribas
                                                                                                   Securities
                                                                                                   Corp., Calyon
                                                                                                   Securities
                                                                                                   (USA) Inc.,
                                                                                                   HSBC
                                                                                                   Securities
                                                                                                   (USA)

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
                                                                                                   Inc.,
                                                                                                   Mitsubishi
                                                                                                   UFJ
                                                                                                   Securities
                                                                                                   (USA), Inc.,
                                                                                                   SG Americas
                                                                                                   Securities,
                                                                                                   LLC

  Municipal      03/05/10       -      $100.00  $1,012,235,000  $2,130,000    0.210%      2.45%    Goldman,        Goldman Sachs
   Electric                                                                                        Sachs & Co.,
 Authority of                                                                                      Citigroup
Georgia 6.655%                                                                                     Global
 due 4/1/2057                                                                                      Markets Inc.,
                                                                                                   Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   J.P. Morgan
                                                                                                   Securities
                                                                                                   Inc.,
                                                                                                   Barclays
                                                                                                   Capital Inc.,
                                                                                                   BMO Capital
                                                                                                   Markets GKST
                                                                                                   Inc., Merrill
                                                                                                   Lynch,
                                                                                                   Pierce,
                                                                                                   Fenner &
                                                                                                   Smith
                                                                                                   Incorporated,
                                                                                                   First
                                                                                                   Southwest
                                                                                                   Company,
                                                                                                   Wachovia
                                                                                                   Bank,
                                                                                                   National
                                                                                                   Associaiton

 The City of     03/19/10       -      $100.00   $750,000,000   $2,695,000    0.359%      0.29%    BofA Merrill    Siebert
      New                                                                                          Lynch Pierce,   Branford Shank
  York 5.968%                                                                                      Fenner &
 due 3/1/2023                                                                                      Smith
                                                                                                   Incorporated,
                                                                                                   J.P. Morgan,


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
                                                                                                   Barclays
                                                                                                   Capital,
                                                                                                   Fidelity
                                                                                                   Capital
                                                                                                   Markets, Loop
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Roosevelt &
                                                                                                   Cross
                                                                                                   Incorporated,
                                                                                                   Cabrera
                                                                                                   Capital
                                                                                                   Markets, LLC,
                                                                                                   Lebenthal &
                                                                                                   Co., LLC,
                                                                                                   Raymond James
                                                                                                   & Associates,
                                                                                                   Inc.,
                                                                                                   Goldman,
                                                                                                   Sachs & Co.,
                                                                                                   Ramirez &
                                                                                                   Co., Inc.,
                                                                                                   Southwest
                                                                                                   Securities,
                                                                                                   Inc., Jackson
                                                                                                   Securities,
                                                                                                   MFR
                                                                                                   Securities,
                                                                                                   Inc., RBC
                                                                                                   Capital
                                                                                                   Markets,
                                                                                                   Citigroup,
                                                                                                   Morgan
                                                                                                   Stanley & Co.
                                                                                                   Incorporated,
                                                                                                   M.R. Beal &
                                                                                                   Company,
                                                                                                   Jefferies &
                                                                                                   Company, Rice

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
                                                                                                   Financial
                                                                                                   Products
                                                                                                   Company,
                                                                                                   Wachovia
                                                                                                   Bank,
                                                                                                   National
                                                                                                   Association,
                                                                                                   Janney
                                                                                                   Montgomery
                                                                                                   Scott LLC,
                                                                                                   Morgan Keegan
                                                                                                   & Company,
                                                                                                   Inc., TD
                                                                                                   Securities,
                                                                                                   Siebert
                                                                                                   Brandford
                                                                                                   Shank & Co.,
                                                                                                   LLC